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                                                                    EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of General Growth Management Savings and Employee Stock Ownership Plan (the "Plan") on Form 11-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert A. Michaels, in my capacity as President of the Administrator of the Plan, do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



                    (1) The Report fully complies with the requirements of
                        Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

                    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.







/s/:  Robert A. Michaels
-----------------------------------------------------
Robert A. Michaels
President
General Growth Management, Inc.
as Administrator
June 26, 2003





A signed original of this written statement required by Section 906 has been provided to General Growth Properties, Inc., the parent of the Plan Administrator, and will be retained by General Growth Properties, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.